UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2016

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2016 we issued a press release announcing first quarter 2016 results. A copy of the press release is included in this Current Report on Form 8-K as Exhibit 99.1 and is furnished herewith.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain

(e) On March 24, 2016 our board of directors approved our amended and restated 2005 Long Term Incentive Plan (the “Plan”) and on May 5, 2016 our shareholders approved the Plan at our Annual Meeting of Shareholders (the “Annual Meeting”). The Plan governs the award and payment of cash and equity awards to our employees (including executive officers), independent consultants and non-employee directors. The Plan is filed as Exhibit 10.1 hereto (incorporated by reference to Appendix A to our Definitive Proxy Statement filed with the Securities and Exchange Commission on April 5, 2016 (the “Proxy Statement”)). The terms and description of the Plan included in our Proxy Statement are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Koppers Holdings Inc. (“Koppers”) Annual Meeting was held on May 5, 2016.  Four matters were considered and voted upon at the Annual Meeting: (1) the election of eight persons to serve on our board of directors; (2) approval of our amended and restated 2005 Long Term Incentive Plan; (3) an advisory vote to approve executive compensation; and (4) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2016.

Election of Directors: Nominations of Cynthia A. Baldwin, Leroy M. Ball, Jr., Sharon Feng, Ph.D., David M. Hillenbrand, Ph.D., Albert J. Neupaver, Louis L. Testoni, Stephen R, Tritch and T. Michael Young to serve as directors for a one-year term expiring in 2017 were considered and all nominees were elected. All nominees for election as director received a majority of votes cast. The final voting results are as follows:

Director Name	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
Cynthia A. Baldwin	15,999,773	875,844	6,372	1,817,565
Leroy M. Ball, Jr.	16,046,642	828,742	6,605	1,817,565
Sharon Feng, Ph.D.	15,999,614	877,367	5,008	1,817,565
David M. Hillenbrand, Ph.D.	15,857,089	847,188	177,712	1,817,565
Albert J. Neupaver	15,825,099	1,051,508	5,382	1,817,565
Louis L. Testoni	16,047,147	829,338	5,504	1,817,565
Stephen R. Tritch	16,013,364	863,443	5,182	1,817,565
T. Michael Young	16,005,753	871,251	4,985	1,817,565

Approval of our Amended and Restated 2005 Long Term Incentive Plan: The proposal to approve our amended and restated 2005 Long Term Incentive Plan was approved. The final voting results are as follows:

For: 14,184,057

Against: 2,688,324

Abstain: 9,608

Broker Non-Votes: 1,817,565

Advisory Vote to Approve Executive Compensation: The advisory (non-binding) vote approving the compensation of the named executive officers of Koppers as disclosed in the Notice of Annual Meeting and Proxy Statement for the 2016 Annual Meeting was approved. The final voting results are as follows:

For: 16,738,947

Against: 132,119

Abstain: 10,923

Broker Non-Votes: 1,817,565

Ratification of Appointment of KPMG LLP: The Audit Committee of the Board of Directors of Koppers appointed KPMG LLP as our independent registered public accounting firm for the year 2016. The final voting results to ratify the appointment of KPMG LLP are as follows:

For: 18,470,068

Against: 40,967

Abstain: 188,519

There were no broker non-votes with respect to this matter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed or furnished, as applicable, herewith:

10.1

Koppers Holdings Inc. 2005 Long Term Incentive Plan, as Amended and Restated effective March 24, 2016 (incorporated by reference to Appendix A to the Koppers Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 5, 2016 and incorporated herein by reference)

99.1	Press Release dated May 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2016

KOPPERS HOLDINGS INC.

By:	/s/ Michael J. Zugay
Michael J. Zugay
Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.1

Koppers Holdings Inc. 2005 Long Term Incentive Plan, as Amended and Restated effective March 24, 2016 (incorporated by reference to Appendix A to the Koppers Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 5, 2016 and incorporated herein by reference)

99.1	Press Release dated May 6, 2016